UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DexCom, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for DexCom, Inc.
Stockholders Meeting to be held on
P.O. BOX 8016, CARY, NC 27512-9903	May 20, 2021
For Stockholders as of March 31, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:
www.proxydocs.com/DXCM

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

è	For a convenient way to view proxy materials	ç
and VOTE go to www.proxydocs.com/DXCM
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's shareholder meeting, you must make this request on or before May 10, 2021

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/DXCM	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded gray box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

DexCom, Inc.
Meeting Information

Meeting Materials:	Notice of Meeting and Proxy Statement & Annual Report or Form 10-K
Meeting Type:	Annual Meeting of Stockholders
Date:	Thursday, May 20, 2021
Time:	02:00 PM, Pacific Time
Place:	Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/DXCM for more details

You must pre-register to attend the meeting online and/or participate at the email address indicated.

SEE REVERSE FOR FULL AGENDA

DexCom, Inc.
Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3, AND 4.

PROPOSAL

1.	To elect three Class I directors to hold office until our 2024 Annual Meeting of Stockholders presented by our Board of Directors.
	1.01	Kevin R. Sayer
	1.02	Nicholas Augustinos
	1.03	Bridgette P. Heller

2.	To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To hold a non-binding vote on an advisory resolution to approve executive compensation.

4.	To approve the amendment and restatement of our Certificate of Incorporation to declassify our Board of Directors.

*	Such other business properly brought before the meeting or any adjournment or postponement thereof.